Exhibit 10.21

Certain information has been omitted from this exhibit because it is both (i) not material and (ii) of the type that the parties customarily and actually treat as private or confidential. The omissions have been indicated by (“[***]”).

mastercard.

STRATEGIC ALLIANCE AND INCENTIVES PROGRAM AGREEMENT

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA.

Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor

São Paulo, SP.

STRATEGIC ALLIANCE AND INCENTIVES PROGRAM AGREEMENT

THIS STRATEGIC ALLIANCE AND INCENTIVES PROGRAM AGREEMENT (“Agreement”) is signed on the date set forth herein between MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA., with its principal place of business in the Capital of the State of São Paulo, at Avenida das Nações Unidas, No. 14.171, Rochaverá Corporate Plaza, Torre C – Edifício Crystal Tower, 20th floor, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/ME No. 05.577.343/0001-37 (“MASTERCARD BRASIL”); and PICPAY BANK - BANCO MÚLTIPLO S.A., with its principal place of business at Avenida Manuel Bandeira, No. 291, Condomínio Atlas Office Park, Block B, 3rd floor, Vila Leopoldina, in the City of São Paulo, State of São Paulo, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/ME No. 09.516.419/0001-75 (“CLIENT”). The Parties are represented herein by their legal representatives in accordance with their respective Articles of Association and Bylaws and are hereinafter referred to individually as “Party” and jointly as “Parties”.

All the terms used in this Agreement are defined in Exhibit I, whether in the singular or in the plural, and any term used outside such Exhibit shall be invalid for all legal purposes.

WHEREAS, the CLIENT is a licensee of Mastercard International Inc. and a business partner of MASTERCARD BRASIL; and

WHEREAS, MASTERCARD BRASIL and the CLIENT have the common target to sign an Incentive program to provide the issue, increase and intensify the Mastercard Portfolio, as well as the number of Transactions and financial volume (invoicing) generated by the Mastercard Portfolio.

The Parties, as strategic partners, are mutually interested in participating in the Incentives Program under this agreement; NOW, THEREFORE, the parties decide to execute this instrument (the “Agreement”) pursuant to the following terms and conditions:

1. INCENTIVES

Provided that the CLIENT fully and timely complies with all its obligations set forth in Sections One and Two, as well as with the other obligations set forth in this instrument, MASTERCARD BRASIL shall provide the Incentives described below in this Section One.

a) Special Incentive (Sign-On Bonus) - MASTERCARD BRASIL shall make available to the CLIENT, as a “Special Incentive (Sign-On Bonus)”, the total amount of [*****], and as long as the CLIENT satisfies all conditions determined.

Applicable Conditions:

(i) Out of the aforementioned total amount of [*****], the amount of [*****] shall be provided within [*****] days after execution of this Agreement. The remaining amount of [*****], in turn, shall be provided within [*****] days after proof of Full Launch of the Cards that are part of the Mastercard Portfolio that is the subject matter of this Agreement.

[*****] Confidential information redacted

(ii) If the CLIENT fails to reach at least [*****] of the respective POS Total Volume Targets accrued between the Year 1 and the Year 5, it shall pay a fine in the full amount of this Incentive, i.e. [*****] . Conversely, if the CLIENT reaches between [*****] and [*****] of the respective POS Total Volume Target accrued from Year 1 to year 5, it shall pay a fine in the proportional amount of [*****] in relation to the non-achievement of the Targets. For example, if the CLIENT achieves [*****] of the POS Total Volume Target, it shall pay a fine in the amount equal to the respective remaining [*****] to MASTERCARD BRASIL. Payment of the fine, if any, shall be made within [*****] days after receiving a notice in this regard.

b) Incentive for POS Base Volume – MASTERCARD BRASIL shall provide the CLIENT, between Year 2 and Year 5 of the Term of Effectiveness of this Agreement, by way of “POS Base Volume Incentive”, an amount equivalent to [*****] on the POS Total Volume generated by the Mastercard Business Commercial Credit products in the immediately preceding Year and an amount equivalent to [*****] on the POS Total Volume generated by the Mastercard Commercial Prepaid Single Message products in the immediately preceding Year. Such Incentive shall be paid by MASTERCARD BRASIL to the CLIENT within [*****] days from the end of each Year of accrual, as mentioned above, as long as the CLIENT complies with all the agreed-upon conditions and commitments.

Applicable Conditions:

(i) 1 bps = [*****]

(ii) To become eligible to receive the amount of such Incentive, the CLIENT shall keep the growth of the Mastercard Portfolio POS Total Volume of at least [*****] per Year for the immediately preceding Year, as well as increase or at least keep the POS Base Volume, it being understood that no reduction shall occur in any way.

c) Incentive for POS Incremental Volume Incremental – MASTERCARD BRASIL shall provide the CLIENT, between Year 1 and Year 5 of the Term of Effectiveness of this Agreement, by way of “POS Incremental Volume Incentive”, the equivalent amounts of bps on the POS Incremental Volume generated by the Mastercard Business Commercial Credit products of the respective then-current Year, limited to [*****] bps in relation to the percentage of achievement of the POS Total Volume Target of each respective Year, in accordance with table A, as well as generated by the Mastercard Commercial Prepaid Single Message Credit products in the respective then-current Year, limited to [*****] bps in relation to the percentage of achievement of the POS Total Volume Target for each respective Year, in accordance with table B. Such Incentive shall be paid by MASTERCARD BRASIL to the CLIENT within [*****] days from the end of each Year of accrual, as mentioned above, as long as the CLIENT complies with all the agreed-upon conditions and commitments.

[*****] Confidential information redacted

Table A
Percentage achieved of the POS Total Volume Target for the respective Year	Year 1 to Year 5
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Table B
Percentage achieved of the POS Total Volume Target for the respective Year	Year 1 to Year 5
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Applicable Conditions:

(i) To become eligible to receive the amount of such Incentive, the CLIENT shall meet at least [*****] of the POS Total Volume Target for the respective then-current Year described in Section Two of this Agreement. If the CLIENT achieves between [*****] and [*****] of the POS Total Volume Target for the respective then-current Year, it shall receive such Incentive in proportion to the achievement of the target, in accordance with the tables above. Conversely, if the CLIENT achieves [*****] or more of the POS Total Volume Target for the respective then-current Year, it shall receive [*****].

d) Incentive for Services with Mastercard Advisors. MASTERCARD BRASIL shall provide the CLIENT, only after [*****] das as from execution of this Agreement, a maximum amount equal to [*****] in the form of services and/or assets with Mastercard Advisors, by way of “Incentive for services with Mastercard Advisors,” as long as the CLIENT complies with all the agreed-upon conditions and commitments.

Applicable Conditions:

(i) If the CLIENT fails to reach at least [*****] of the POS Total Volume Target accrued from Year 1 to year 5, it shall pay a fine in the amount corresponding to the amount of such Incentive that has been actually used by the CLIENT. Conversely, if the CLIENT reaches between [*****] and [*****] of the POS

Total Volume Target accrued from Year 1 to Year 5, it shall pay a fine in the amount proportional to the amount corresponding to the amount of this incentive that has been actually used by the CLIENT, and which shall also be calculated proportionally to the remaining percentage to achieve the Target. For example, if the CLIENT achieves [*****] of the POS Total Volume Target accrued from Year 1 to Year 5, it shall pay a fine in the amount equal to [*****] to MASTERCARD BRASIL, calculated on the amount of this Incentive that has been actually used by the CLIENT. Such payment of fine, if any, shall be made within [*****] days after receiving a notice in this regard.

[*****] Confidential information redacted

(ii) MASTERCARD BRASIL shall provide the CLIENT with the abovementioned amounts for such Incentive, corresponding to the amount of fees for the provision of services and/or assets to be provided directly to the CLIENT by Mastercard Advisors. The provision of such services shall be conditioned upon the acceptance and execution of the terms and conditions of the form attached as Exhibit 2 hereto, the terms of which shall be negotiated by the Parties. The amount and specification of each project by Mastercard Advisors shall be established in an applicable SOW (as defined in Exhibit 2).

(iii) The Parties hereby agree that, if the CLIENT fails to carry out the Full Launch of the Mastercard Portfolio Cards under this Agreement by the end of Year 1, it shall pay a fine in the amount equal to the corresponding amount of such Incentive that has been actually used by the CLIENT to MASTERCARD BRASIL within thirty [*****] after receiving a notice in this regard.

(iv) The amounts of this Incentive shall be used by the CLIENT in projects with Mastercard Advisors by the end of Year 1. After this period, the respective amounts shall be lost and may no longer be used, and there shall be no offset or indemnity from any kind by MASTERCARD BRASIL to the CLIENT.

e) Incentive for Services with Mastercard Advisors Managed Services. MASTERCARD BRASIL shall provide the CLIENT, between Year 2 and until Year 5 of the Term of Effectiveness of this Agreement, by way of “Incentive for Services with Mastercard Advisors Managed Services,” the maximum amount equivalent to [*****] in the form of services and/or assets with Mastercard Advisors, by way of “Incentive for Services with Mastercard Advisors,” according to the conditions set forth below and as long as the CLIENT complies with all the agreed-upon conditions and commitments.

Applicable Conditions:

(i) In relation to Year 2 and Year 3, MASTERCARD BRASIL shall provide, per Year, the amount equivalent to [*****], and in relation to Year 4 to Year 5, the amount equivalent to [*****] per Year. The annual amounts of this Incentive may be advanced to the CLIENT at the beginning of each then-current Year based on its achievement of the POS Total Volume Target described in Section Two of this Agreement, of the immediately previous Year. In the event that the CLIENT does not achieve at least [*****] of the immediately previous Year, no amount of the then-current Year shall be advanced. If the CLIENT reaches between [*****] and [*****] of the POS Total Volume Target for the immediately previous Year, the amount of the then-current Year shall be advanced in proportion to the percentage achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. Finally, if the CLIENT reaches [*****] of the immediately previous Year, the amount of the then-current Year shall be advanced for the next Year in [*****].

(ii) In relation to any advanced amount of each Year, there shall be, at the end of the same Year, a setoff in relation to achievement of the POS Total Volume Target of the then-current Year. In the event that the CLIENT does not achieve at least [*****] of the POS Total Volume Target of the then-effective Year, the full amount advanced shall be deducted in relation to the amount of the following Year. In the event that the CLIENT achieves between [*****] and [*****] of the POS Total Volume Target of the then-effective Year, the amount advanced in relation to the amount of the next Year shall be deducted proportionally to the percentage not achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. For example, if the CLIENT has received the advance considering [*****] of the amount and achieves [*****] of the POS Total Volume Target of the then-effective Year, the amount equal to the respective remaining [*****] shall be deducted upon payment. Finally, if the CLIENT achieves [*****] of the POS Total Volume Target of the then-effective Year, no amount shall be deducted from the amount of the following Year.

[*****] Confidential information redacted

(iii) According to the aforementioned conditions, if after the end of Year 5 there is any amount of this Incentive in relation to Year 5 due to the CLIENT, MASTERCARD BRASIL shall provide the CLIENT with the respective amount only [*****] days after the end of Year 5. However, in the event that there is a remaining balance in the form of debit by the CLIENT to MASTERCARD BRASIL, the CLIENT shall pay a fine to MASTERCARD BRASIL in the respective amount of the Incentive that has been actually used by the CLIENT, within [*****] days as from receipt of a notice in this regard.

(iv) MASTERCARD BRASIL shall provide the CLIENT with the abovementioned amounts for such Incentive, corresponding to the amount of fees for the provision of services and/or assets, to be provided directly to the CLIENT by Mastercard Advisors. The provision of such services shall be conditioned upon the acceptance and execution of the terms and conditions of the form attached as Exhibit 2 hereto, the terms of which shall be negotiated by the Parties. The amount and specification of each project by Mastercard Advisors shall be established in an applicable SOW, as defined in Exhibit 2.

(v) The annual amounts for such Incentive shall be used by the CLIENT immediately after the beginning of Year 2 until the end of Year 5. After this period, the respective annual amounts shall be lost and may no longer be used, and there shall be no offset or indemnity of any kind by MASTERCARD BRASIL to the CLIENT.

f) Incentive for Marketing Support – MASTERCARD BRASIL shall provide the CLIENT, between Year 2 and Year 5 of the Term of Effectiveness of this Agreement, by way of “Incentive for Marketing Support”, with the equivalent bps amounts on the POS Total Volume generated by the Mastercard Portfolio Cards subject to the respective then-current Year, according to the table below. This Incentive shall be paid by MASTERCARD BRASIL to the CLIENT within [*****] days after the end of each year in reference, as mentioned above, as long as the CLIENT complies with all the agreed-upon conditions and commitments.

Percentage achieved of the POS Total Volume Target for the respective Year	Year 2 to Year 5
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Applicable Conditions:

(i) The annual amounts of this Incentive may be advanced to the CLIENT at the beginning of each then-current Year based on its achievement of the POS Total Volume Target described in Section Two of this Agreement of the immediately previous Year. In the event that the CLIENT does not achieve at least [*****]of the POS Total Volume Target of the immediately previous Year, no amount of the then-current Year shall be advanced. In the event that the CLIENT achieves between [*****] and [*****] of the POS Total Volume Target of the immediately previous Year, the amount of the then-current Year shall be advanced proportionally to the percentage achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. Finally, in the event that the CLIENT achieves [*****] of the POS Total Volume Target of the immediately previous Year, the amount of the then-current Year shall be advanced to the following Year in [*****].

[*****] Confidential information redacted

(ii) For any advanced amount of each Year, there shall be a setoff in relation to the achievement of the POS Total Volume Target of the then-effective Year after assessment thereof. In the event that the CLIENT does not achieve at least [*****] of the POS Total Volume Target for the then-current Year, the full amount advanced in relation to the amount of the next Year shall be deducted. If the CLIENT achieves between [*****]and [*****] of the POS Total Volume Target for the then-current Year, in turn, the amount advanced in relation to the amount of the next Year shall be deducted in proportion to the percentage not achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. For example, if the CLIENT has received the advance considering [*****]of the amount and achieves [*****] of the POS Total Volume Target of the respective then-current Year, the amount equal to the respective remaining [*****] shall be deducted upon payment. Finally, in the event that the CLIENT achieves [*****] of the POS Total Volume Target of the respective then-effective Year, [*****]amount shall be deducted from the amount of the following Year.

(iii) According to the aforementioned conditions, if after the end of Year 5 there is still any amount of this Incentive in relation to Year 5 due to the CLIENT, MASTERCARD BRASIL shall provide the CLIENT with the respective amount only [*****]days after the end of Year 5. However, in the event that there is a remaining balance in the form of debit by the CLIENT to MASTERCARD BRASIL, the CLIENT shall pay a [*****]amount to MASTERCARD BRASIL within [*****] days as from receipt of a notice in this regard.

(iv) MASTERCARD BRASIL shall approve, jointly with the CLIENT, any campaign/marketing initiative focused on the Mastercard Portfolio carried out with amounts originating from this Agreement.

(v) MASTERCARD BRASIL shall pay the Incentive to the CLIENT after reviewing all annual reports relating to the subject matter of the Agreement for each Year. Any portion of such Incentive may be paid, wholly or in part, directly to the CLIENT or to a strategic supplier of MASTERCARD BRASIL (i.e. marketing or promotion agencies already certified by MASTERCARD BRASIL), if previously and expressly agreed upon between the Parties.

(vi) The annual amounts of each Year of this Incentive shall have a maximum term to be used by the CLIENT in projects with Mastercard Advisors of [*****] as from the time they are available to the CLIENT. After this period, the respective annual amounts shall be lost and may no longer be used, and there shall be no offset or indemnity of any kind by MASTERCARD BRASIL to the CLIENT.

g) Incentive for Sponsorship Support and Training – MASTERCARD BRASIL shall provide the CLIENT, between Year 1 and Year 5 of the Term of Effectiveness of this Agreement, by way of “Incentive for Sponsorship Support and Training”, with the maximum amount of [*****] per Year. This Incentive shall be paid by MASTERCARD BRASIL to the CLIENT within [*****]days as from the end of each Year in reference, as mentioned above, provided that the CLIENT complies with all conditions and commitments determined.

[*****] Confidential information redacted

Applicable Conditions:

(i) The annual amounts of this Incentive may be advanced to the CLIENT at the beginning of each then-current Year based on its achievement of the POS Total Volume Target described in Section Two of this Agreement of the immediately previous Year. In the event that the CLIENT does not achieve at least [*****] of the POS Total Volume Target of the immediately previous Year, [*****] amount of the then-current Year shall be advanced. In the event that the CLIENT achieves between [*****]and [*****] of the POS Total Volume Target of the immediately previous Year, the amount of the then-current Year shall be advanced proportionally to the percentage achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. Finally, in the event that the CLIENT achieves [*****] of the POS Total Volume Target of the immediately previous Year, the amount of the then-current Year shall be advanced to the following Year in [*****].

(ii) In relation to any advanced amount of each Year, there shall be a setoff in relation to achievement of the POS Total Volume Target of the then-current Year after assessment thereof. In the event that the CLIENT does not achieve at least [*****] of the POS Total Volume Target of the then-effective Year, the full amount advanced shall be deducted in relation to the amount of the following Year. In the event that the CLIENT achieves between [*****] and [*****]of the POS Total Volume Target of the then-effective Year, the amount advanced in relation to the amount of the next Year shall be deducted proportionally to the percentage not achieved by the CLIENT in relation to [*****] of the POS Total Volume Target. For example, if the CLIENT has received the advance considering [*****]of the amount and achieves [*****]of the POS Total Volume Target of the then-effective Year, the amount equal to the respective remaining [*****]shall be deducted upon payment. Finally, if the CLIENT achieves [*****] of the POS Total Volume Target of the respective then-current year, [*****] shall be deducted from the amount of the following Year.

(iii) According to the aforementioned conditions, if after the end of Year 5 there is any amount of this Incentive in relation to Year 5 due to the CLIENT, MASTERCARD BRASIL shall provide the CLIENT with the respective amount only [*****] days after the end of Year 5. However, in the event that there is a remaining balance in the form of debit by the CLIENT to MASTERCARD BRASIL, the CLIENT shall pay a fine to MASTERCARD BRASIL in the respective amount, within [*****] as from receipt of a notice in this regard.

(iv) The amounts of this Incentive shall be fully and exclusively used to pay for the CLIENT’s participation it the events and training provided by MASTERCARD BRASIL previously agreed between the Parties, such as, but not limited to, the Mastercard Innovation Forum.

(v) The annual amounts of each Year of this Incentive shall have a maximum term to be used by the CLIENT in projects with Mastercard Advisors of [*****] as from the time they are available to the CLIENT. After this period, the respective annual amounts shall be lost and may no longer be used, and there no setoff or indemnity of any kind shall be due by MASTERCARD BRASIL to the CLIENT.

[*****] Confidential information redacted

2. COMMITMENTS OF THE CLIENT

2.1. In order to qualify to receive the Incentives set forth in this Agreement, in addition to the other obligations set forth in this Agreement, the CLIENT agrees to reach both POS Total Volume Target defined in the table below.

POS TOTAL VOLUME TARGET (IN R$)

	Year 1	Year 2	Year 3	Year 4	Year 5
POS Total Volume Target	[*****]	[*****]	[*****]	[*****]	[*****]

NB: Such Targets and amounts were freely and previously defined and agreed upon between the Parties.

In addition to the obligations above, the CLIENT agrees to:

I. Ensure the exclusivity of the Mastercard Cards of the Mastercard Portfolio of this Agreement, as well as any product of ‘Commercial’ portfolio managed by the CLIENT, excluding products from benefits or commercial products for clients that already have benefit cards, refraining from issuing cards of any other Mastercard Competitors during effectiveness of this Agreement, it being understood that failure to comply with this condition shall be deemed a serious violation hereof, and the CLIENT shall be imposed the penalties set forth in Sections 4.4 and 4.7, it being understood that the refund of all incentives already paid or discounts granted within the scope of this Agreement shall be due.

II. Carry out the Full Launch of the Cards that are part of the Mastercard Portfolio that are the subject matter of this Agreement within [*****] months as from execution of this agreement, it being understood that the refund of all incentives already paid or discounts granted within the scope of this Agreement shall be due in the event of noncompliance with this item due to the exclusive fault of the CLIENT.

III. Carry out the full migration of its current portfolio of credit and commercial prepaid products to the Mastercard Portfolio that is the subject matter of this Agreement after the lapse of [*****] months as from the Full Launch described in the item above.

IV. Keep the POS Total Volume of the Mastercard Portfolio growing by at least [*****] per Year against the immediately preceding Year. If any of the conditions set forth in this item “III” is not met in the then-current Year and in the immediately previous Year, the CLIENT shall not receive any Incentive for such Year. To be entitled to receive incentives again, the CLIENT shall present a growth in the POS Total Volume determined added to the volume previously decreased.

V To develop and submit to MASTERCARD BRASIL for prior approval, on dates agreed upon between the Parties during each year of the Term of Effectiveness of this Agreement, an Annual Marketing Plan, for the next year, encompassing strategic initiatives for the continuous growth of the Mastercard Portfolio. The Annual Marketing Plan shall be subject to confirmations, changes, and even cancellation of initiatives during the year in question, previously defined and agreed between the Parties.

VI. Periodically, on dates previously defined by both Parties and during the Term of Effectiveness of the Agreement, the CLIENT will meet with authorized representatives of MASTERCARD BRASIL to jointly analyze and evaluate the performance of the CLIENT and of MASTERCARD BRASIL, as applicable, to jointly analyze and evaluate the performance of the CLIENT pursuant to the provisions of this Agreement, for purposes of securing the mutually satisfactory progress of the objectives of this Incentives Program and other initiatives, as mutually agreed between the CLIENT and MASTERCARD BRASIL.

VII. The CLIENT shall use the best efforts to provide support to MASTERCARD BRASIL in the development of new business and in the introduction of new programs and other areas to be defined jointly by MASTERCARD BRASIL and the CLIENT, provided that they relate to the Mastercard Portfolio.

VIII. Invest annually in actions and activities for the growth of the invoicing of the Mastercard Portfolio.

[*****] Confidential information redacted

IX. The CLIENT agrees that all the Transactions with products of the Mastercard Portfolio shall be forwarded for authorization, clearance and settlement by means of the Banknet and GCMS Systems or any others that may replace it under MasterCard Operating Policies Manual – “Authorization Manual” and “Settlement Manual”, to be visualized through Online MasterCard System – Member Publication Section.

X. The CLIENT agrees that the Incentives to be received, in accordance with the terms and conditions hereof, shall be exclusively and fully invested in the development of businesses relating to the Mastercard Portfolio payment card products in the Brazilian market, activities that directly benefit the Mastercard Portfolio businesses, such as special campaigns and promotions for the sale and activation of the Mastercard Cards (special campaigns and promotions of sales of the Cards in all points of sale of the CLIENT, in the printed or electronic media, via telemarketing, direct mail or any other means, including electronic means and sponsorships of cultural or sports events), campaigns for the retainment or return of clients, special promotions of the Cards on commemorative occasions used by the commerce in general or any other activity the direct purpose of which is the development of the Mastercard Portfolio and which is of common interest to the Parties and/or new products and solutions contained in the Mastercard Portfolio, whether or not linked to the Card tracks. The CLIENT shall not use any Incentives for the benefit of any product under other card brand other than the “Mastercard” Brand, including, without limitation, any Mastercard Competitor. Any use by the CLIENT of amounts resulting from any Incentives for purposes different from those provided for herein is deemed a material violation of this Agreement.

XI. The CLIENT shall provide support, encourage and retain all cards of the Mastercard Portfolio and maintain all Mastercard Cards and their respective portfolios, observing all management policies of the CLIENT from the operational, risk, credit and other perspectives, such as cards with the “Mastercard” Brand during the Term of Effectiveness of this Agreement. Except to the specific extent expressly requested by the holder, the CLIENT shall not convert any of the Mastercard Cards (without considering when or by which entity such card has been issued, either before or during the Term of Effectiveness of this Agreement), into a new card with any other brand, except for other cad with the “Mastercard” Brand during the Term of Effectiveness of this Agreement.

XII. MasterCard Rules. The rights, obligations, terms, and conditions set forth in this Agreement are supplemental to and do not replace, for any legal purposes, any of the rights, obligations, terms, and conditions between the CLIENT and MASTERCARD BRASIL contained in the MasterCard Rules available at Mastercard Connect. In the event of any inconsistency between the provisions of this Agreement and the Mastercard Rules and other related rules, the Mastercard Rules shall prevail. The CLIENT shall use all efforts required to cause its employees to comply with and apply the Mastercard Rules. If the CLIENT fails to perform the obligations set forth in this action, it shall be deemed a material and severe violation of this Agreement, and, in addition to any other remedies available to MASTERCARD BRASIL under this Agreement in accordance with the law, MASTERCARD BRASIL shall not be required to pay Incentives to the CLIENT.

3. PAYMENTS

3.1. Payments. Unless otherwise specifically provided for in this Agreement, all the Incentives shall be provided within [*****] days from the date of verification of compliance with the respective target and/or obligation, as stipulated herein. As a rule, except as otherwise set forth herein, the payments shall be made via Mastercard Consolidated Invoicing System - MCBS or otherwise as mutually agreed between the Parties.

[*****] Confidential information redacted

3.2. Reports and Audits. As a condition of the MASTERCARD BRASIL obligations to make available the Incentives annually as specified in Section 1 hereof after the end of each calendar quarter (Jan/Mar, Apr/Jun, Jul/Sep and Oct/Dec – “Performance Quarters”), the CLIENT shall report in detail, in accordance with the applicable Mastercard Worldwide rules, in the “QMR” Quarterly Reports, the information relating to the actual number of Cards and Accounts issued or converted, the total number of Cards and Accounts issued (specifying the International Use Accounts and the National Accounts, if any) and the Invoicing Volume relating to the previous Performance Quarter, classified by Card modality. The “QMR” Quarterly Report may contain other additional information, provided this is previously agreed between the CLIENT and MASTERCARD BRASIL, as they are requested from time to time by MASTERCARD BRASIL, provided that the CLIENT is previously notified in this respect. For the purpose of verifying such information and the compliance with this Agreement by the CLIENT, MASTERCARD BRASIL and its designated Independent Auditors shall have the right to audit the books and registers of the CLIENT, exclusively in relation to any information contained in such reports, upon giving a notice [*****] in advance to the CLIENT in relation to the scope and nature of such analysis. MASTERCARD BRASIL shall bear all costs related to such audit procedures, and the CLIENT agrees to collaborate and obtain the full cooperation of its independent auditors and other personnel required so that such audit may be conducted by MASTERCARD BRASIL. In the event such audit is not conducted by Independent Auditors, the CLIENT shall have the right to have the audit verified or confirmed by an Independent Auditor firm selected by MASTERCARD BRASIL and the CLIENT by common agreement. In the event any audit determines a discrepancy or overpayment or underpayment of any amounts due hereunder, the Party in question shall immediately pay to the other Party all amounts identified in the audit as due or payable to the other Party as a result thereof. In the event that any audit identifies a discrepancy of underpayment by the CLIENT in excess of [*****] of the Issuer Fees (“Mastercard fees”) due by the CLIENT in relation to any civil quarter, the CLIENT shall reimburse MASTERCARD BRASIL for all out of pocket expenses for the audit and auxiliary activities.

3.3. Reimbursement for non-achievement of targets or obligations (clawback): Any Incentives, other amounts in cash or benefits supplied by MASTERCARD BRASIL at any time, which exceed or constitute an advancement of the Incentives accumulated from time to time, shall be contingent upon future compliance and shall be offset against amounts of Incentives which may be acquired by the CLIENT. MASTERCARD BRASIL may charge from the CLIENT any amount that may be advanced, if further determined that the CLIENT would not be entitled to such amount or amounts, whether as a difference or in full, in view of notified, proven and documented non-compliance, underperformance or violation of the terms of this Agreement, with due regard to the CLIENT’s right to demonstrate the compliance indicated, by its means, within [*****] as from the date of any default. MASTERCARD BRASIL may carry out the proper cancellation by means of the MCBS account or by any other means considered appropriate, if necessary, at any time during the Term of Effectiveness or even after termination of the agreement. This right is in addition to any other right or recourse MASTERCARD BRASIL may have in court pursuant to the provisions of this Agreement.

[*****] Confidential information redacted

3.4. Calculations of Incentives. Notwithstanding any provision to the contrary herein, in order to prevent duplicate payment of Incentives relating to Cards and all the transactions and volumes associated therewith, the Parties agree that the calculation of Incentives shall exclude the amounts payable under this Agreement if (i) such Cards, transactions, or volumes are subject to any other incentive benefit, support, or incentive agreement between MASTERCARD BRASIL and the CLIENT, or between MASTERCARD BRASIL and other entity that is not set forth in this Agreement, or (ii) the CLIENT or another entity, as a successor to an Acquired Institution or Acquired Portfolio, receives now or in the future, under any Incentive condition, support, or agreement between MASTERCARD BRASIL and such Acquired Institution or its Affiliates or the assignor of such Acquired Portfolio with respect to such Cards, transactions, or volume. The benefits and support mentioned in item (i) above shall not include any benefits directly relating to the products and/or to any additional support that may be provided by MASTERCARD BRASIL during the Term hereof, subject to any Agreements in addition to or different from this Agreement which MASTERCARD BRASIL may enter into with the CLIENT as part of marketing/promotional Activities relating to such products. All payments made under this Agreement shall be made in Reais.

4. TERM OF EFFECTIVENESS OF THE AGREEMENT AND TERMINATION

4.1. The Term of Effectiveness of this Agreement begins on the date of execution hereof and end on [*****]. It is hereby agreed that the obligations contained in Section Seven (“Confidentiality”) and Section Ten (“General Conditions”) hereof shall survive from the date of its execution and after the expiration or termination hereof. The duration of each Year of this Agreement shall be as established in item “B” of Exhibit I.

4.2. If MASTERCARD terminates this Agreement without cause and without prior notice, the CLIENT shall have no lien, including, without limitation, return of the amounts paid under this Agreement, unless otherwise provided for herein.

4.3. If the CLIENT terminates this Agreement without cause, the penalties shall be imposed as follows:

●	If the aforementioned termination occurs by the end of Year 1, the CLIENT shall reimburse MASTERCARD BRASIL for all incentives already provided until the date in question, plus a fine in the amount of [*****] of all Incentives already provided until that date;

●	If the aforementioned termination occurs by the end of Year 2, the CLIENT shall reimburse MASTERCARD BRASIL for all incentives already provided until the date in question, plus a fine in the amount of [*****] of all Incentives already provided until that date;

●	If the aforementioned termination occurs by the end of Year 3, the CLIENT shall reimburse MASTERCARD BRASIL for all incentives already provided until the date in question, plus a fine in the amount of [*****]of all Incentives already provided until that date;

●	If the aforementioned termination occurs by the end of Year 4, the CLIENT shall reimburse MASTERCARD BRASIL for [*****]incentives already provided until the date in question; and

●	If the aforementioned termination occurs by the end of Year 5, the CLIENT shall reimburse MASTERCARD BRASIL for [*****] incentives already provided until the date in question.

4.3.1. The penalties set forth herein shall be paid to MASTERCARD BRASIL within [*****] days as from receipt of a specific notice.

4.4. The following shall constitute just cause for immediate termination hereof, irrespective of any warning or prior notice:

I. The default of any of the obligations provided for herein by any of the Parties, in case it is not duly complied with or cured within [*****] days after notice of such fact from the non-defaulting Party to the defaulting Party;

II. The proven insolvency from any of the Parties evidenced by any granted request for judicial or extrajudicial reorganization or adjudication in bankruptcy; or

III. Upon termination of the License agreement executed between the CLIENT and MASTERCARD INTERNATIONAL INCORPORATED and/or the Instrument of Participation in the Payment Arrangements and Taking out of Insurance entered into between the CLIENT and MASTERCARD BRASIL.

[*****] Confidential information redacted

4.5. MASTERCARD BRASIL shall be entitled to immediately terminate this Agreement, upon prior express notice to the CLIENT by means of prior express notice, in the following events:

I. If the CLIENT becomes subject to the control of any non-Affiliated third party, through an asset purchase, spin-off, merger, consolidation, or any other type of corporate restructuring; and fails to notify MASTERCARD BRASIL within [*****] from the transaction, and the new parent company or legal successor of the CLIENT: (i) proves to be unable to comply with the obligations set forth herein; (ii) may cause MASTERCARD BRASIL to incur reputational damage due to such change of control; (iii) is a direct competitor of MASTERCARD BRASIL, or its affiliates, including, without limitation, a competing trademark; (iv) has any restriction on doing business with companies in the United States of America, being included in the list disclosed by the Office of Foreign Affairs of the U.S. Department of the Treasury; or

II. If the CLIENT, through any commercial or financial transaction, sells, transfers, assigns in any manner, or pledges to any non-Affiliated third party, whether or not a Mastercard Competitor, the Mastercard Cards portfolio, wholly or in part, without the prior and express authorization from MASTERCARD BRASIL;

4.6. The Parties may, upon prior mutual agreement, terminate the Partnership by a Termination Agreement, which shall contain the negotiated terms of such contractual termination.

4.7. Upon termination pursuant to the provisions of items 4.4 or 4.5 of this Agreement by the exclusive fault of the CLIENT, the latter shall reimburse MASTERCARD BRASIL all Incentives already made available until the date in question, plus a fine in the amount of [*****]of all Incentives already provided until the date in question, within [*****] after receipt of a specific notice.

5. ACQUIRED CARDS

5.1. General Condition - if the CLIENT purchases a portfolio of cards from another entity (the “Acquired Party”) by means of a consolidation, merger, spin-off, joint venture, purchase of portfolio or other acquisition of any kind (including, but not limited to, the right to operate and manage these cards – named “Acquisition Transaction”), after the Term of Effectiveness of this Agreement, these Cards shall be referred to as “Acquired Cards”, and they shall be subject to this Agreement after the closing of the acquisition transaction, as set forth in this Section 5.

5.2. Acquired Mastercard Cards - if the Acquired Cards are Mastercard cards:

(i) they are subject to a benefit, support or incentive agreement with MASTERCARD BRASIL, these acquired Mastercard Cards and all respective transactions and associated volumes shall be excluded from this Agreement and shall remain subject to such benefit, support or Incentive in accordance with their own terms until the expiry/termination of such agreement or until MASTERCARD BRASIL and the CLIENT mutually agree on a different date in writing, in which case the Parties shall discuss the terms acceptable for inclusion of the Acquired Mastercard Cards and of all associated transactions and volumes within the scope of this Agreement.

[*****] Confidential information redacted

(ii) they are not subject to a benefit, support or Incentive agreement with MASTERCARD BRASIL, these Acquired Cards may be an integral part of this Agreement and the volume(s) generated thereby may shall be considered in this Agreement after MASTERCARD BRASIL and the CLIENT mutually agree in writing with the terms of integration of the Acquired Cards into this Agreement.

5.3. Acquired Cards from a competitor brand. If the Acquired Cards fall under the definition of Credit Cards, Pre-paid Cards or Debit Cards, but have been issued, managed or offered by the Acquired Party as Competitor Cards (“Competitor Linked Cards”):

(i) The CLIENT shall use its best efforts for the Acquired Cards to be converted into Mastercard Cards within [*****] as from termination of the Acquisition Transaction, unless the Acquired Cards are subject to a contractual obligation that prevents their conversion into Mastercard Cards that: (a) a binding written agreement to which the Acquired Party was a party was formalized before the closing of the Acquisition Transaction and of this Agreement; (b) After execution of this Agreement, the CLIENT has not persuaded, influenced or induced, directly or indirectly, the card holder to request the card of another brand; (c) the CLIENT, in the capacity as successor to the Acquired Party, is not entitled to terminate without jeopardizing or incurring financial penalties within the scope of the preexisting agreement; and (d) the CLIENT shall not make new issuances of cards with other brand than “Mastercard”, except by means of reissuances of Acquired Cards for the final term of effectiveness of the specific payment credential (plastic or virtual card).

(ii) The CLIENT may present to MASTERCARD BRASIL the conditions to terminate possible transactions that prevent conversion of the Acquired Cards into Mastercard Cards and MASTERCARD BRASIL may, at its sole discretion, choose to reimburse the CLIENT for any financial penalties directly related to the removal of this preexisting obligation, in which case the CLIENT shall immediately cause such removal and carry out the conversion within [*****] .

(iii) After the conversion of competitor acquired cards in accordance with this Section Five, all Volume and the transactions generated by these converted cards shall be automatically included in this Agreement.

6. DISPOSAL, ASSIGNMENT OR TRANSFER OF THE MASTERCARD PORTFOLIO

6.1. In the event that the CLIENT wishes to dispose or transfer (upon transaction of sale of assets, portfolio transfer, sale of shares, spin-off, merger or consolidation, by operation of law or by any other reason), any portfolios from the Mastercard Portfolio to any third party, the CLIENT agrees to expressly ensure that all the obligations detailed herein be binding on and expressly undertaken by the assignee or successor and shall also establish in the legal instrument resulting from the disposal or transfer of any portfolios from the MasterCard Portfolio that MASTERCARD BRASIL shall be entitled to enforce such obligation to maintain the Brand directly against the beneficiary assignee/successor (and no act or omission of the CLIENT shall be deemed a defense to that effect). The duty to expressly insert such obligations in any assignment agreements shall apply except to companies belonging to the same business group as the CLIENT, in which case notice of any intragroup assignments shall be given to MASTERCARD BRASIL.

[*****] Confidential information redacted

7. CONFIDENTIALITY

7.1. During the Term of Effectiveness and from an additional [*****] from the date of termination of the Agreement, unless (i) such information qualifies as a business secret, in which case it shall be kept confidential for an indefinite period throughout the period in which the information is to be kept as a business secret, if identified as such, MASTERCARD BRASIL and the CLIENT shall keep confidential all the Confidential Information received by the other Party hereunder. The Parties shall not use the information (i) of a confidential nature or otherwise, technical, financial, business proprietary or material to a “Disclosing Party” provided to the other party, referred to as the “Receiving Party”, in connection with the Agreement, whether orally or by physical means, identified as confidential; (ii) that the disclosing Party expressly identifies in writing as exclusive and/or confidential; or (ii) that, by the nature of the circumstances involved in the disclosure, should have been treated as exclusive and/or confidential (“Confidential Information”) in good faith, except as otherwise provided for herein. None of the Parties shall disclose to any third party any Confidential Information without the express and prior consent in writing of the other Party, except upon any judicial or administrative orders or summons. Such Confidential Information shall be disclosed solely to the persons with a reasonable need to know within their companies (provided that the confidentiality obligations contained herein are binding on such persons). Such Confidential Information shall not be disclosed to third parties without the prior and express consent of the other disclosing Party. However, any Party may disclose such Confidential Information to its auditors, regulatory bodies, members of the Board of Directors and the Executive Board or to in-house and external attorneys, provided that said persons are informed of and comply with the obligations contained in this section. The “Confidential Information” shall not include information that: (i) is already in possession of the receiving Party or is known by the receiving Party at the time of receipt thereof, without violation of any obligation binding on the disclosing Party; (ii) is of public knowledge without having been subject to an undue act from the receiving Party; (iii) has been legally received by a third party, provided that the receiving Party complies with any restrictions imposed by any third parties; (iv) is disclosed by the receiving Party on account of a requirement from a court decision, government agency or other applicable laws or is disclosed with regard to any dispute resolution in accordance with this Agreement; or (v) has been created by the receiving Party independently from this Agreement.

7.1.1. The provisions of this section supersede the confidentiality obligations contained in any previous communications between the Parties hereto with regard to the subject matter hereof. The parties acknowledge that, in the event of breach by any of the Parties of the provisions of this section, the non-breaching Party may suffer immediate and irreparable damage that may not be fully remedied by pecuniary indemnities. Therefore, in addition to any right of recourse or of termination set forth herein that the non-breaching Party may have pursuant to applicable laws, the non-breaching Party shall be entitled to file a preliminary injunction against any breach before any Court with jurisdiction over the matter and the other Party hereby waives any requirement for the Party filing said proceedings to post a bond or another commitment in accordance with the claim in said injunction. In the event of any breach resulting in a claim from any third parties, the breaching Party shall indemnify, defend and hold the non-breaching Party harmless from any claims, interest, disbursed expenses (including reasonable fees of counsel at lower courts and appellate courts), fines and costs arising from said claim(s) from third parties.

8. LEGAL REPRESENTATION AND WARRANTY

8.1. By this Agreement, each Party represents and warrants that it has all powers and authorizations required to execute this instrument and, when signed and delivered, this Agreement shall contain its respective legal, valid and binding obligations, enforceable in accordance with all its terms. The CLIENT warrants to MASTERCARD BRASIL that it is legally empowered by its respective By-Laws to be able to (sic) all its Affiliates with respect to the obligations set forth in this Agreement.

[*****] Confidential information redacted

9. TAXES

9.1. Each Party shall be individually liable for its respective Taxes, in the form of the applicable tax law, on any income, gross revenue, franchise or similar taxes on the commercial activity levied by any country, State or location on its own income or receipts, as well as for any taxes on property or amounts and any interest or associated penalties imposed by Law. All payments made, the consideration provided and the price for the services provided by the Parties under this Agreement includes all applicable taxes on sales, tax on the use, consumption, occupation, goods and services, or any other similar tax or fee.

10. GENERAL CONDITIONS

10.1. Notices and Communications. Any written notice, communication, documentation or statement required or that needs to be sent to any of the Parties hereunder shall be deemed duly sent at the time of personal delivery or receipt, including by electronic means, at the respective addresses of each of the Parties set forth below or at other addresses that may be subsequently designated with a notice sent by any of the Parties. The following are established by the Parties as official means of contact for the purposes hereof:

A – By MASTERCARD BRASIL:	[*****]
[*****]
[*****]
B – By the CLIENT:	[*****]
[*****]

10.2. Irrevocability. This Agreement is executed irrevocably and irreversibly and shall be binding on the Parties and any successors. The rights and obligations of the Parties hereunder shall be binding on and shall inure to the benefit of each of the Parties and its respective successors and assignees. However, none of the Parties may assign any of its respective rights and obligations to any third parties without the prior and express authorization from the other Parties, and the CLIENT shall be exempted from the need for authorization whenever the assignment or transfer is made to companies of the same economic group or with which the CLIENT has a corporate relationship as controlled, controlling or associated company or in which the controlling company of the CLIENT participates as shareholder or stockholder, nor may any Party assign its rights hereunder to a wholly-owned subsidiary thereof. If any person acquires any equity interest in this Agreement or in the subject matter hereof in any way, whether by voluntary or involuntary transfer, by operation of law or in any other way, such equity interest thus acquired shall be deemed subject to all the terms and conditions hereof and, upon acquiring or holding such equity interest, such person shall be conclusively regarded as having undertaken all the terms and obligations hereof.

[*****] Confidential information redacted

10.3. No Waiver. Any failure to comply or delay in complying with any provisions of this Agreement by any of the Parties hereto at any time or their failure to exercise any rights set forth herein or their failure to require compliance with any of the provisions hereof at any time shall not, in any way, be deemed a waiver of such provisions hereof. Except as otherwise expressly set forth herein, no waiver shall be effective unless it is made in writing. No act, conduct or course of negotiation of any of the Parties and no failure, refusal or impediment to perform any act by any of the Parties shall be deemed any modification of or amendment to the terms and conditions hereof.

10.4. Any invalidation, severability. If any section of this Agreement is deemed unenforceable or invalid for any reason by any legislation or court decision, such unenforceability or invalidity shall not affect any other provisions of this instrument, which shall then be construed as if the section deemed unenforceable or invalid had never existed herein. In such event, the Parties shall immediately start negotiations in good faith to substitute said section and to create an alternative provision reflecting the intentions and purposes of the excluded section.

10.5. Act of God or Force Majeure. None of the Parties shall be held liable for any delay in compliance or for noncompliance with obligations inasmuch as said delay or noncompliance results from acts of God or force majeure, as defined in the sole paragraph of article 393 of the Brazilian Civil Code (Law No. 10.406, dated January 10, 2002). Upon occurrence of any condition of acts of God or force majeure, the affected Party shall send a notice in writing to the other Party stating the nature of the condition of acts of God or force majeure and the measures that the affected Party will immediately adopt in order toreduce or avoid the effects of such condition as well as the expected duration of the delay. Subsequently, the term of compliance with the acts and obligations that have not been complied with on account of said condition (and any other acts or obligations corresponding to the non-defaulting Party) shall be extended for the duration of the condition of acts of God or force majeure occurred, provided that the defaulting Party has exerted its best efforts to overcome or resolve the condition of acts of God or force majeure and the consequences thereof.

10.6. Change in Control. In case any Party or its controlling shareholder undergoes any corporate transaction that results in a change of its corporate control, such Party or its legal successor shall be subject to all terms of this Agreement, and such Party or its legal successor shall be bound by and be required to comply with all the terms and obligations set forth herein. Except as otherwise provided in writing, it is hereby agreed that MASTERCARD BRASIL shall not be required to provide any Incentives or other benefits under this Agreement and the successor shall have no rights against MASTERCARD BRASIL in relation to this Agreement if, in the event of a change of Control, the legal successor of the CLIENT: (i) cannot comply with the obligations hereunder; (ii) may lead MASTERCARD BRASIL to suffer damage to its reputation as a result of such change of Control; (iii) is a Mastercard Competitor or a competitor of its Affiliates; or (iv) is not authorized or licensed to manage Mastercard Cards or programs in accordance with the Mastercard Rules or is not in accordance with the Mastercard Rules.

10.7. Entire Agreement. This Agreement is the entire agreement and understanding between the Parties with regard to the obligations and rights set forth herein and it supersedes all the other previous agreements between the Parties with regard to this Incentive Program. No full or partial modification or waiver of or amendment to the terms and conditions hereof shall be binding on the Parties, unless it has been made by an Instrument of Amendment duly executed by the authorized representatives of the Parties.

[*****] Confidential information redacted

10.8. Independence of the Parties. The Parties undertake to comply with any legislation and regulations and normative acts applicable to this Agreement. The Parties shall comply with their respective obligations hereunder as independent contractors and no provisions contained herein shall be construed as creating any employment bond, partnership, or relationship of principal and agent or employer and employee between the Parties hereto nor shall they grant the Parties any express or tacit right, power or authorization to be binding or to create any duty or obligation binding on the other Party.

10.9. Compliance with the antibribery and anticorruption laws. Compliance with the antibribery and anticorruption laws. Each Party shall comply with and warrant that each of them and each of their subcontractors and employees comply with all laws antibribery and anticorruption laws applicable to the business relationships, as well as with any regulations relating to any of said laws. The Parties warrant that they and each of their respective employees, subcontractors, and personnel, with respect to the activities contemplated herein, in an SOW or in relation to any other business activities involving the Parties: (i) have not made, promised, or offered and will not make, promise, or offer any payment or the transfer of any amount or any other advantage, directly or indirectly, by means of a representative, intermediary agent or otherwise, to any public official (as defined below) or to any other person for the purpose of unduly influencing any action, failure to act, or decision of said public official or individual, or guarantee an undue benefit to help the Parties to obtain or retain business; or (ii) have neither accept nor will accept anything of value from any third party that seeks to influence any action or decision of the Parties or the purpose of which is to guarantee undue benefit to said third party.

“Public official” is defined as any employee or official of the government of a country, state, or region, including any federal, regional, or municipal government, department, body, or company owned or controlled by such government, any employee of a public party, any official or employee of an international public company, any person acting in the capacity as employee for or in the name of any entity of this kind and any candidate for political office. The violation of this clause will be a substantial violation of this Agreement.

10.10. Principles of integrity and good faith. This Agreement, which is entered into between the Parties within the principles of probity and good faith and without any defect of consent, may be executed in one or more counterparts of equal contents and form, each of which deemed as a whole shall become a single original document.

10.11. Intellectual Property and Trademarks. The Parties acknowledge that the trademarks and logos to be used hereunder are registered trademarks of Mastercard International, Inc. or of the CLIENT, each of which hold all the intellectual property rights in connection with its respective trademarks. Each party acknowledges with regard to the trademarks and logos of the other Party that there is no implicit assignment of licenses of industrial or intellectual property rights hereunder. Each of the Parties also acknowledges that the other Party’s trademarks and logos are a highly valuable asset; therefore, each Party undertakes to respect them and protect them, thereby refraining from directly or indirectly using them for any purpose other than the purposes expressly permitted herein. In addition, in the case of MASTERCARD BRASIL, the Mastercard brand shall observe the forms, colors, standards, size and location previously accepted and defined by MASTERCARD BRASIL, including the guidelines of the Mastercard brand contained on the website brand.mastercard.com. The undue use by any of the Parties of the other Party’s trademarks and logos shall cause immediate termination of this Agreement, without prejudice to the adoption of applicable judicial and extrajudicial measures as well as to applicable indemnities.

10.12. Indemnity. Each of the Parties (“indemnifying party”) undertakes, at its expense, to defend, protect, indemnify and hold the other Party, its Affiliates, as well as any of its respective shareholders, directors, officers, employees and agents (jointly, “indemnified party”) harmless from any claims, liabilities, obligations, actions, proceedings and direct and exclusive damages arising from any proven act or omission from the indemnifying party or from any of its employees, agents and subcontractors in connection with the subject matter hereof and from any and all expenses (including reasonable fees of counsel), court decisions, fines, costs, amounts paid on account of losses or damages incurred by the indemnified party or its Affiliates. The indemnifying party shall send an immediate notice to the indemnified party of any event or circumstance deemed to cause an indemnity obligation and the indemnified party shall cooperate with the indemnifying party in the defense and resolution thereof. The Parties acknowledge and agree that the indemnities set forth in this section shall not, under any circumstances, exceed the aggregate global value of this Agreement, which shall remain limited, and the Parties shall not be held liable for any indirect or punitive damages, even if arising from negligence or willful misconduct. The limitation of liability set forth in this section shall not apply to any breach of confidentiality, infringement of intellectual property, or anticorruption violation, which shall survive any termination of the Agreement and shall not be limited for indemnification purposes, subject to the Law, through the appropriate proceedings.

[*****] Confidential information redacted

10.13. Adverse Market Effect. Upon proof of Adverse Market Effect on the dynamics of the industry of means of payment in the Brazilian market and which is proved to adversely affect any of the Parties, both Parties shall meet, in mutual agreement, to renegotiate the terms and conditions set forth in this Agreement to adjust them to the new market reality.

10.14. Applicable Law and Jurisdiction. This Agreement shall be governed by the Laws of the Federative Republic of Brazil. The Parties agree that any doubts or disputes arising out of the performance hereof and compliance herewith, which have not been settled between the Parties within the principles of ethics and good faith governing their commercial relationship, shall be subject to the Courts of the Central Courthouse of the Judicial District of São Paulo, State of São Paulo, and the Parties expressly waive any other court however privileged it may be.

10.15. Electronic signature. The Parties agree that this Agreement may be electronically signed, as permitted by the applicable law, provided the legal requirements for such signature modality are present, in which case the Parties represent, for any and all legal purposes, that they are aware of and agree to electronically sign this Agreement by means of electronic signature.

In witness whereof, the Parties execute this instrument by its legal representatives in two (2) counterparts of equal contents and form, before two witnesses, for all the legal purposes, and this instrument is binding on their representatives and any successors or assignees.

São Paulo, SP, June 20, 2024.

(signature page follows)

Adobe Acrobat Signed by:	Adobe Acrobat Signed by:
[*****]	[*****]
MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA.	MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA.

Adobe Acrobat Signed by: Anderson Chamon PICPAY BANK - BANCO MÚLTIPLO S.A.	Adobe Acrobat Signed by: Eduardo Chedid PICPAY BANK - BANCO MÚLTIPLO S.A.

WITNESSES:

Adobe Acrobat Signed by:	Adobe Acrobat Signed by:

Adobe Acrobat Signed by:

[*****] Confidential information redacted

EXHIBIT 1 – DEFINITIONS

1. DEFINITIONS OF THE CONTRACTUAL TERMS

1.1. The following definitions in bold, whether in the singular or in the plural, are hereby adopted for the perfect understanding and interpretation of this Agreement:

A. Affiliate – With regard to any of the Parties, any other individual or legal entity that, whether directly or indirectly, through one or more intermediaries, controls or is controlled or is under the common control of said individual or legal entity. The expression “control” (including its related meanings “controlled by”, “under common control of”) means direct or indirect possession of the power to elect the majority of the managers and to conduct the corporate activities as well as to guide the operation of the company’s bodies and its policies (whether by owning securities or equity interest or other property rights by virtue of a voting Contract or agreement or by any other means, as defined in article 116 of Law No. 6.404/76 – the Corporation Law).

B. Year – Intervals according to the table below:

Year 1	Year 2	Year 3	Year 4	Year 5
[*****]	[*****]	[*****]	[*****]	[*****]

C. Independent Auditor - An internationally recognized audit firm, designated by MASTERCARD BRASIL, among the following: PriceWaterhouseCoopers, EY, Deloitte or KPMG.

D. Mastercard Cards or Card – The Mastercard-branded card portfolios and the various Mastercard products.

E. Mastercard Competitor – Any other national or international company or franchise, with a business purpose or commercial activities directly or indirectly involving the business of exploration of payment cards of any kind, or any other electronic means of payment, such as mobile payment, contactless cards, prepaid cards, virtual cards etc., in any types, made available in the Brazilian territory to consumers in general, whether individuals or legal entities, the government or other entities. For purposes of the CLIENT’s relationship with MASTERCARD BRASIL, it is hereby agreed that PicPay Instituição de Pagamento S.A. shall not be deemed a “Mastercard Competitor” only while acting as closed payment arrangement institutor based on prepaid and/or postpaid payment account the purpose of which is to issue prepaid and/or postpaid payment instruments of the “PicPay” brand, without intermediation and/or provision of service by other open arrangement institutors, for exclusive use within the scope of the PicPay application in PicPay closed arrangement transactions and without the use of any card credential of other open arrangement or of any open arrangement tracks.

F. Account – The account related to each MasterCard Card.

G. Acquiring Company – A company licensed by Mastercard International, Inc., within the Brazilian territory or abroad, the purpose of which is to review and accredit merchants or service providers (“Merchants”) from various segments and industries, located in various regions of the Country or abroad, for acceptance of “Mastercard” Brand cards in payment Transactions for goods and/or services. such companies also exercise Transaction capturing, routing, transmission, and processing activities.

H. Incentives – The funds of financial and non-financial nature defined in Section One hereof to be made available by MASTERCARD BRASIL to the CLIENT pursuant to the terms and conditions hereof.

[*****] Confidential information redacted

I. Trademarks and logos of Mastercard International, Inc. – “MASTERCARD”, “MASTERCARD MAESTRO”, “REDESHOP”, “MASTERCARD ELECTRONIC”, “MAESTRO”, “CIRRUS”, “MASTERCARD PAYPASS”, “MASTERCARD MOBILE”, “MASTERCARD INCONTROL”, and any other trademarks and logos under the “Mastercard” Brand.

J. Mastercard Portfolio – The portfolios of cards issued and all commercial products managed by the CLIENT, with the “Mastercard” and “Maestro” brand, specifically of the Business Commercial Credit and Prepaid Single Message Commercial, both with Contactless technology.

K. Incentives Program – Special plan for strategic development adopted by MASTERCARD BRASIL in a strategic alliance with a licensed financial or non-financial institution, issuer of payment cards with the “Mastercard” Brand, in which the availability of financial funds and other incentives are stipulated for a definite period of time, provided that all the various commitments undertaken by the issuing entity, aiming at the sale, activation and use of payment cards with the trademarks and logos of Mastercard, stimulating the invoicing and addition of portfolios, as defined solely on Sections One and Two of this Agreement.

L. MasterCard Acceptance Network – Set of commercial establishments and service providers, of various segments and activities, located in various regions of Brazil and abroad, duly accredited by an Acquiring Company for the acceptance of cards with the “Mastercard” Brand in Transactions of payment in the acquisition of assets and/or services, to be verified by the Banknet and GCMS (“Mastercard Global Clearing Management System”) Systems.

M. Mastercard Rules – Set of Rules, manuals, bulletins, and any other documents published by Mastercard that seek to define the operation conditions of its payment arrangements and its products.

N. Banknet and GCMS (“Mastercard Global Clearing Management System”) Systems – Global systems of MasterCard International, Inc./MASTERCARD BRASIL for management, processing and settlement of Transactions with the “Mastercard” Brand payment cards, integrating transactions between establishments of the Mastercard Acceptance Network, financial institutions issuers and Owners of “Mastercard” Brand cards.

O. Mastercard Transactions or Transactions – Means transactions carried out with Mastercard Cards, including in the Contactless modality, which were managed, processed and settled by the analytical process referred to as the Banknet and GCMS (“MasterCard Global Clearing Management System”) Systems.

P. MASTERCARD BRASIL – Means Mastercard Brasil Soluções de Pagamento Ltda. and any of its Affiliates, in accordance with item “A” of Exhibit 1.

Q. POS Total Volume – POS Total Volume is understood as the Invoicing Volume measured in the period of [*****] months of each Year, as indicated in item B of this Exhibit, arising from transactions carried out with Mastercard Portfolio and processed in the Banknet and GCMS (“MasterCard Global Clearing Management System”) Systems, excluding withdrawal transactions.

R. POS Incremental Volume – The excess difference of the POS Total Volume of a Year in relation to the immediately previous Year.

T. POS Base Volume – POS Base Volume is understood as the POS Total Volume for the Year immediately preceding the then-current Year. For the purposes of Year 1, the POS Base Volume shall be an amount of [*****].

U. Adverse Market Effect – Adverse Market Effect shall be understood as any change, event or circumstance, alteration or effect occurred in the market on the Parties, which has not been caused by any of the Parties and which, individually or collectively, produces a material adverse market effect in the conduct of business as historically conducted and consistently with the past practices of the Parties that result in an economic and financial imbalance preventing achievement of the Mastercard Portfolio Invoicing target set forth in this Agreement.

V. Full Launch – For purposes of this Agreement, Full Launch is understood as approval of the first transaction approved in production and in production environment.

[*****] Confidential information redacted

EXHIBIT 2 – MASTERCARD ADVISORS TERMS AND CONDITIONS

Master Services Agreement (this “Agreement”)

Effective Date: Date of latest signature above

Between

Mastercard Brasil Soluções de Pagamento Ltda. Condomínio Rochaverá, Av. Das Nacoes Unidas 14.171, 19th and 20th floors, Sao Paulo, 04794-000

– Brazil, registered under the CNPJ/ME No. 05.577.343/0001-37

(“Mastercard”)

PICPAY BANK - BANCO MÚLTIPLO S.A. Manuel Bandeira Avenue, 291, Atlas Office Park building, Vila Leopoldina, in the city of São Paulo, State of São Paulo, Zip Code: 04568-020, registered under the CNPJ/ME No. 09.516.419/0001-75.

(“Client”)

1. Products/Services

1.1. Mastercard will provide to Client the products or services described in a Schedule to this Agreement (“Services”), which the Parties may enter into from time to time, and upon mutual execution and delivery thereof, pursuant to the terms and conditions of this Agreement and such Schedule. A Party’s Affiliate (as defined below) may also enter into a Schedule from time to time, in which case the terms herein shall apply to such Affiliate as if it were the respective original Party to this Agreement. In the event that a Client Affiliate ceases to be an Affiliate of Client, any Schedule executed by such entity may continue until completion, but no further Schedules may be entered into by such entity. Unless otherwise stated in a Schedule, in the event of a conflict between this Agreement and such Schedule, such Schedule prevails. “Affiliate” means, with respect to a Party, a legal entity with regard to which such Party controls, directly or indirectly, the management and policies or the appointment of the majority of the directors of such legal entity, or that such Party is under such control by, or that is under such common control with such Party.

1.2. Mastercard will ensure that all Services be performed by qualified individuals in a professional and workmanlike manner. Mastercard may also use the services of third parties (“Mastercard Suppliers”) or its Affiliates in providing the Services.

1.3. All insights, reports, and other materials provided by Mastercard in connection with the Services (“Deliverables”) may be developed using data, databases, systems, tools and information contained in the Mastercard Data Warehouse, which is comprised of information provided by third parties and may contain certain errors, omissions or inaccuracies. Subject to Section 1.5, Mastercard shall have no responsibility for any errors, omissions or inaccuracies in the underlying data from the Mastercard Data Warehouse or data otherwise provided by or on behalf of Client or any third party.

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1.4. Mastercard is not providing the Deliverables as investment advice. Mastercard is not, and Client agrees that Mastercard is not, providing legal, regulatory, tax or financial advice in connection with any Services or Deliverables. Client acknowledges and agrees that Mastercard is making no representation or warranty with regards to Mastercard’s business operations.

1.5. Mastercard represents and warrants that its provision of the Services as set forth in a Schedule, are permitted under (x) all applicable laws and regulations, and privacy policies or other statement or disclosure, and (y) the terms of Mastercard’s contracts with its customers, contractors, suppliers or other third parties.

1.6. Client is responsible for: (i) obtaining all consents, information and materials from third parties (other than from Mastercard Suppliers) necessary for Mastercard to provide the Services, or as otherwise required in a Schedule; and (ii) Client’s use of and/or operation of all Deliverables as well as its implementation of any advice or recommendations provided in connection with the Services. Client represents and warrants that: (i) its provision of any data, including but not limited to Personal Data, as further defined below (“Client Data”) to Mastercard or a Mastercard Supplier, or such party’s receipt of Client Data from the Client or another party, in connection with the Services, and (ii) the use, analysis, and processing of such Client Data by Mastercard (and Mastercard Suppliers) to perform the Services as set forth in a Schedule, are permitted under (x) all applicable laws and regulations, and privacy policies or other statement or disclosure to which such Client Data is subject, and (y) the terms of Client’s contracts with its customers, contractors, suppliers or other third parties.

1.7. After receipt of a Deliverable, Client shall have [*****] to provide Mastercard with written notice if the Deliverable reasonably does not comply with the specifications set forth in the applicable Schedule. In such event, Mastercard will re- perform the Services to bring the Deliverables in conformance with the specifications set forth in such Schedule within a reasonable period of time and Client shall reasonably cooperate with Mastercard for any such re- performance.

2. Term

2.1. Unless terminated sooner pursuant to below, this Agreement will begin on the date of its signature and end on March 31st, 2029 (unless a Schedule remains outstanding, in which case, until the expiration or termination of such outstanding Schedule) with automatic [*****] prior written notice of an intent not to renew is provided by either party (the “Term”).

2.2. Any Schedule and/or this Agreement may be terminated by one Party upon written notice to the other Party: (i) in the event that such other Party has materially breached an obligation representation or warranty and fails to cure the breach within [*****] business days of receiving written notice of the breach; (ii) as of the date on which proceedings are instituted against a Party seeking relief under any bankruptcy, insolvency or similar law; or (iii) in the event that Mastercard no longer offers or provides the Services or products that are the subject of a Schedule.

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3. Fees, Payment and Taxes

3.1. Mastercard’s professional fees for the Services will be set forth in the applicable Schedule (“Fees”). In addition, Client will reimburse Mastercard for its reasonable travel and lodging, administrative and other out-of- pocket expenses (“Other Costs”). Mastercard will invoice Client via the Mastercard Consolidated Billing System.

3.2. Client acknowledges that any material change in Mastercard’s scope of work set forth in a Schedule, whether as a result of revised Client goals or objectives, other Client requests, changes in law, schedule delays or any other events outside Mastercard’s reasonable control, may require revisions to the Fees, performance schedule and/or other terms set forth herein, as determined by Mastercard in its reasonable discretion. Mastercard will notify Client of any such revisions and may not undertake work relating to the revised Services until Client has executed a written amendment to the applicable Schedule, or otherwise consented to in writing.

3.3. Fees are exclusive of any applicable taxes. All amounts payable under any Schedule are quoted exclusive of sales, use, value-added, and withholding taxes and all customs duties or governmental charges of any kind attributable to the provision of services, or rights granted thereunder, by Mastercard. Client is responsible for any taxes levied on the provision of Services, except taxes levied on Mastercard’s income.

3.4. Excluding income taxes relating to any Schedule, Client shall indemnify Mastercard for any such taxes, duties or governmental charges paid by Mastercard in connection with a Schedule.

3.5. Mastercard will invoice Client in US Dollars or another currency specified in the applicable Schedule. Properly submitted invoices for which payment is not received within [*****] of the invoice date shall accrue a late charge of the lesser of (x) [*****] per month or (y) the highest rate allowable by law, in each case compounded monthly to the extent allowable by law. All payments will be allocated first to interest, then to expenses, and then to the oldest outstanding fee.

4. License and Use of Deliverables

4.1. Upon full payment of the Fees and Other Costs by Client for the Services set forth in the applicable Schedule, Mastercard hereby grants to Client a perpetual, fully paid-up, nontransferable, non-exclusive license to use the applicable Deliverables, in each case, (x) without the right to resell, assign, transfer or sublicense such Deliverables in any way, and (y) solely for Client’s internal business purposes, relinquishing Mastercard of any liability for Client’s use of such Deliverables.

4.2. Client retains ownership of Client Data and any other confidential information it provides to Mastercard. Mastercard shall be free to use for any purpose any ideas, concepts, general skills, know-how or techniques resulting from or acquired or used in the course of or arising out of the performance of the Services. All Deliverables provided by Mastercard to Client pursuant to the Services, as well as all materials, concepts, processes and methodologies employed by Mastercard or a Mastercard Supplier in connection with the Services, are and will remain the sole and exclusive property of Mastercard (or such Mastercard Supplier).

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4.3. Client shall not use the data analytics or insights in the Deliverables in a manner so as to reverse engineer or aid any other party to reverse engineer the data contained in the Deliverables, and shall not remove any identification, copyright or proprietary or other notices from the Deliverables, or any copies thereof. Client shall not use any Deliverable in a manner that would violate any applicable law, regulation, or third party rights.

4.4. Client grants Mastercard a worldwide, fully paid-up license to copy, display and use Client’s name and logo (“Client Marks”): (i) as necessary to perform Services; (ii) to identify Client as a customer of Mastercard and its Affiliates on its website and marketing materials; and (iii) with Client’s prior written approval, to issue publicity or announcements concerning Mastercard’s engagement with the Client for the purpose of a case study or investor relations announcements. Client warrants and represents to Mastercard that Client owns all right, title, and interest in and to Client’s Marks and has the authority to license to Mastercard the rights granted hereunder. Except as otherwise set out in this Agreement or a Schedule, each Party will obtain the written consent of the other Party prior to the issuance of any press release, announcement or any other form of publicity, concerning this Agreement or a Schedule.

5. Compliance with Laws

5.1. The Parties shall ensure that their respective obligations under this Agreement and any Schedule(s) and business activities related thereto are performed in accordance with all applicable laws and regulations, including, but not limited to, all applicable anti-bribery and corruption laws including the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and other applicable laws. Client shall not export, directly or indirectly, any Deliverables acquired from Mastercard under this Agreement or any and all Schedule(s) to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other government approval without first obtaining such license or approval.

5.2. The Parties will comply with: (i) all applicable international, federal, state, provincial and local laws, rules, regulations, directives and governmental requirements relating in any way to the privacy, confidentiality or security of Personal Data, as defined below, including, without limitation. EU General Data Protection Regulation 2016/679 (“GDPR”) ; California Consumer Privacy Act (Cal. Civ. Code 1798.100 et seq.); the Gramm-Leach-Bliley Act; laws regulating unsolicited email communications; security breach notification laws; laws imposing minimum security requirements; laws requiring the secure disposal of records containing certain Personal Data; and all other similar international, federal, state, provincial, and local requirements, and (ii) the Payment Card Industry Data Security Standards, in each case, to the extent they apply to the Services. Subject to any applicable law, Client agrees that Mastercard may transfer data to any country in which any Mastercard Affiliate does business.

5.3. Processing of European Economic Area (“EEA”), Switzerland, Monaco and United Kingdom Personal Data. Where the processing of personal data pertaining to individuals located in the EEA or Switzerland is necessary for the performance of the services as described in this Agreement and any Schedule(s), the Parties agree that the Data Processing Schedule provided in Exhibit A of this Agreement shall govern the Processing of Personal Data pertaining to any Data Subject in the EEA, Switzerland, Monaco and the United Kingdom in the context of this Agreement.

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6. Indemnification; Limitation of Liability

6.1. Each party shall defend, indemnify and hold harmless the other party, and its employees, officers, agents, Affiliates, representatives, and contractors from and against any claims, demands, loss, damage or expense (including reasonable attorneys’ fees) relating to or arising solely out of third party claims: (i) relating to such indemnifying party’s acts of gross negligence or willful misconduct in connection with its performance under this Agreement or a Schedule, or (ii) in the case of Client, third party claims relating to the use of Deliverables or combination, modification or use of the Deliverables with materials not provided by Mastercard or materials required by Client to be included in the Deliverables.

6.2. NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY LEGAL THEORY, TORT, CONTRACT, OR STRICT LIABILITY, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, FOR LOSS OF PROFITS, GOODWILL, OR ECONOMIC LOSS, REGARDLESS OF WHETHER A PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT A PARTY’S WAIVER OF ITS RIGHT TO RECEIVE SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SHALL NOT APPLY IN THE EVENT OF A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS DESCRIBED IN SECTION 7. EXCEPT AS SPECIFICALLY DESCRIBED HEREIN, MASTERCARD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SERVICES AND THE DELIVERABLES AND WITHOUT LIMITATION, MASTERCARD HEREBY EXCLUDES AND DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES AND CONDITIONS TO THE EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, COURSE OF DEALING, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

6.3. Except with respect to (a) the parties’ indemnification obligations under Section 6.1 of this Agreement; or (b) Client’s breach of its obligations under Sections 3 or 4 of this Agreement, the maximum aggregate liability of any Party arising out of or relating to this Agreement or any Schedule, whether it arises by statute, contract, tort or otherwise, shall not exceed the amount of the Fees or the value of the Services and Deliverables in the Schedule under which the claim is brought. If no such fees or value of the Services and Deliverables is stated in the Schedule, then such maximum aggregate liability shall be limited in all respects to [*****] over the term of such Schedule.

7. Confidentiality

7.1. “Confidential Information” means the provisions of this Agreement and the Schedule(s) and any information, Deliverables, insights, Client Data, Mastercard Supplier data, reports, data, materials, processes, methodologies and concepts, in whatever form embodied (e.g., oral, written, electronic) owned by Mastercard or Client, including Personal Data and any non-public information about individuals or consumers of Mastercard or Client and/or their Affiliates, no matter how or by what party such information, materials, or concepts were transmitted, where such information is transmitted or collected in the course of the performance of a Party’s obligations under this Agreement or a Schedule. “Personal Data” means any information relating to an identified or identifiable individual, regardless of the media in which it is contained.

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7.2. During the Term and for a period of [*****] thereafter (except for non-public information about individuals or consumers of Mastercard and/or Client, which shall be maintained in confidence indefinitely), the Party receiving Confidential Information (“Receiving Party”) from the other Party (“Disclosing Party”) shall maintain the Confidential Information in strict confidence and shall: (i) use Confidential Information only as authorized in accordance with a Schedule; (ii) not copy any Confidential Information except as authorized in accordance with a Schedule; (iii) not disclose Confidential Information to any third party except as expressly permitted in writing by the Disclosing Party and then only if such third party has executed a confidentiality, privacy and data protection obligations no less restrictive than those set forth herein; and (iv) limit dissemination of Confidential Information to employees or Mastercard Supplier with a “need to know” and who are subject to confidentiality, privacy and data protection obligations no less restrictive than those set forth herein.

7.3. Except with respect to Personal Data, Confidential Information shall not include any information which: (i) is already in the public domain at the time of disclosure through a source other than the Receiving Party; (ii) enters the public domain after disclosure through no fault of the Receiving Party; (iii) is already known to the Receiving Party at the time of disclosure (as evidenced by written records); (iv) was independently developed by the Receiving Party without use of or reference to any Confidential Information (as evidenced by written records); or (v) is subsequently disclosed to the Receiving Party by third parties having no obligation of confidentiality to the Disclosing Party.

7.4. Upon the written request of the Disclosing Party, the Receiving Party shall securely destroy or render unreadable or undecipherable, each and every original and copy in every media of all Confidential Information in the Receiving Party’s possession, custody or control (with certification of destruction). The foregoing shall not apply to the extent information must be retained pursuant to applicable legal or regulatory requirements or for purposes of the Receiving Party’s commercially reasonable disaster recovery procedures, provided such information shall continue to be subject to Section 7.

8. Platforms

8.1. If and to the extent the Schedule includes the Client’s use of Mastercard’s and/or its vendors’ technology platforms that are identified as platforms and/or made available by Mastercard in connection with services provided by Mastercard to Client through the Schedule (“Platform”), the below provisions of this Section 8 will apply. As it relates to any Platform, the below provisions of this Section 8 will control in the event of any conflict with the other sections of these Terms and Conditions.

8.2. Platform Access. Subject to the terms and conditions contained herein and in a Schedule, Mastercard grants Client a limited, revocable, non-sublicenseable, non-exclusive, non-transferable right to permit its authorized users to access the Platform(s) for the purposes and term set forth in the Schedule. Client’s use of a Platform is subject to the restrictions and limitations set out in the Schedule, which may limit the amount and type of data and users and the Client’s permitted territory of use. Mastercard or Mastercard Supplier will host and retain control of the Platform(s) and will provide Platform. A Platform is not considered a Deliverable and no rights in or related to a Platform are deemed granted. For any Platform, the only Deliverables will be the tangible reports and output specific to Client. Mastercard may, at any time, suspend or terminate the Client’s access to the Platform(s) at its discretion in the event of a breach by Client of the provisions of this Agreement or relevant Schedule (provided that such suspension or termination shall not in and of itself constitute a termination of this Agreement or the applicable Schedule) and in the event that the Client’s access to the Platform(s) is suspended as aforesaid, Mastercard will not be obligated to return any Confidential Information in its possession, custody or control to the Client.

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8.3. Usage. Client will use a Platform only for its own internal purposes and by Users. Client will not: (a) use a Platform or its outputs either directly or as a service bureau for any third party; (b) sublicense, distribute, transfer, or otherwise make available to any third party (including any contractor, franchisee, or agent) access to or use of a Platform without Mastercard’s prior written consent (which may be conditioned on such third party executing an agreement with Mastercard); (c) access or use (or permit the access or use of) a Platform in order to: (i) build a similar or competitive product or service (or contract with a third party to do so); or (ii) build a product using similar ideas, features, functions or graphics of a Platform; or (iii) copy any features, functions or graphics of or in a Platform; or (d) derive specifications from, reverse engineer, reverse compile, modify, disassemble, translate, record, or create derivative works based on a Platform.

8.4. Users. Client shall limit its authorized users only to employees, agents/ contractors or who are bound in writing to maintain the confidentiality of a Platform unless otherwise agreed in writing by Mastercard. Client will provide Mastercard the information necessary to enable Mastercard to establish usernames for authorized users. Client will appoint one or more administrative users to manage Client’s user accounts. Client is responsible for: (a) maintaining the confidentiality of all usernames and passwords; and (b) the acts and omissions of any person to whom it provides or permits access to a Platform. Mastercard may suspend or terminate access for any user who violates the Agreement or relevant Schedule.

8.5. Client Data. Client will be solely responsible for any Client Data provided to Mastercard for use in a Platform. Client agrees that the timely provision of access to a Platform shall be dependent upon Client providing the required Client Data under an applicable Schedule.

8.6. Support. Mastercard will support a Platform through regular maintenance procedures, such as monitoring of servers, review of disk space usage and database fragmentation, addition of commercially available security patches and upgrades, and review of event log files. Mastercard may update a Platform from time to time in its sole discretion as part of its ongoing mission to improve such Platform.

8.7. Client Responsibility. Client acknowledges and agrees that, with respect to its use of a Platform, the purchase and installation of appropriate computer and communication equipment and the appropriate operating systems and all connectivity is the sole cost and responsibility of Client. Client shall institute security measures necessary to safeguard any remote access to a Platform from unauthorized access by persons other than its authorized users. Client shall notify Mastercard immediately and assist Mastercard in remedying any instance of unauthorized access to, or use of, a Platform.

8.8. Ownership. Mastercard retains all right, title, and interest in and to all current and future versions of all Platforms (including any algorithms, documentation, data models, and user interfaces therein or related thereto) and any other know-how, processes, techniques, concepts, methodologies, tools, or intellectual property Mastercard uses in performing hereunder, even if provided or developed as a result of performing services related to a Platform and all technology, algorithms, and data models relating thereto, even if provided or developed as a result of performing under an Schedule for Platforms. All of the foregoing will be deemed Mastercard Confidential Information. Client’s rights to use any Platform are strictly limited to those granted in the applicable Schedule for Platform(s), and all rights in a Platform not expressly granted to Client are reserved to Mastercard.

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8.9. Modifications. Client may, from time to time, request modifications or customizations to a Platform. Mastercard, in its sole discretion, shall determine whether to perform such modifications or customizations and, if so, any such modifications or customizations, and related fees and charges, shall be set forth in the separate mutually executed Schedule and all resulting modifications and customizations shall remain the property of Mastercard.

8.10. Feedback. Client may, from time to time, provide suggestions, comments, feedback or other input to Mastercard with respect to a Platform, Mastercard may freely use such feedback as it sees fit in perpetuity, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise, provided that Client is not identified as the source of such feedback.

8.11. Claim. If a Platform is or, in Mastercard’s opinion, likely to become the subject of any infringement-related claim, Mastercard will use its reasonable efforts to: (a) procure the right for Client to continue to use such Platform or (b) replace or modify such Platform so that it is no longer subject to a claim, but is functionally equivalent in all material respects. If neither (a) nor (b) is commercially reasonable, Mastercard may terminate any affected Schedules and refund to Client any prepaid but unused fees thereunder. This Section 8.11 states Mastercard’s entire liability, and Client’s exclusive remedy, with respect to any claim of infringement of the intellectual property rights of a third party.

9. General Terms

9.1. No Advice. Client agrees and acknowledges that Mastercard will not provide any legal, regulatory or compliance advice in the course of provision of Services, which shall be the sole responsibility of the Client. Mastercard may provide certain proposed materials and make certain recommendations in connection with this Agreement or a Schedule. Client acknowledges and agrees that the Deliverables, including the recommendations suggested by Mastercard in connection with this Schedule, do not constitute legal or investment advice and Mastercard does not otherwise warrant that execution of any recommendations or guidelines contained in the Deliverables will result in compliance with applicable laws or will be up to date, complete or accurate at the time of any such execution. Client is responsible for reviewing and evaluating the appropriateness of these same materials and recommendations, as well as any decisions made or actions taken by Client in response to such proposed materials and recommendations to Client, against Client’s risk-tolerances and/or other criteria. Mastercard makes no warranty or guarantees that: (i) any assessment and recommendations arising from the Services will be effective; or (ii) the Services may provide statistically significant results with respect to any analysis, whether as a result of the fact that relevant data does not support the drawing of statistically significant results or because the data was corrupted, inaccurate, or incomplete in any way.

9.2. Applicable Standards. Mastercard and Client acknowledge and agree that the analyses and data included in the Services shall be subject to all relevant laws and regulations for each applicable country, as well as Mastercard’s contractual obligations and internal confidentiality, privacy, and data analytics guidelines and policies (“Applicable Standards”). In no event will Mastercard be obligated to supply or share any information or data which Mastercard determines, in its sole discretion, would cause Mastercard to be in violation of any such Applicable Standards. Mastercard reserves the right, in its sole discretion, to apply adjustments in order to achieve conformance with such Applicable Standards.

9.3. Notice. Any notice shall be in writing and shall be addressed to the Party entitled to such notice at the address indicated below such Party’s name as it first appears above in this Agreement and shall be given by an overnight courier delivery service. Written notice may include email notice (provided the Party receiving such notice acknowledges receipt).

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9.4. Force Majeure. Neither Party shall be liable for loss or damage or be deemed to be in default under this Agreement or a Schedule if its failure to perform its obligations results from or is attributable to any act of God, natural disaster, fire, strike, embargo, war, threat of terrorism, insurrection, riot or other cause or circumstance beyond the reasonable control of the Party; provided however that the foregoing shall not excuse any failure to exercise diligence by a Party to minimize the scope, extent, duration and adverse effect of any such delay in performance, on the other Party.

9.5. Waiver. A failure or delay of either Party to enforce any provision of or exercise any right under this Agreement or a Schedule shall not be construed to be a waiver. No waiver by a Party or any amendment to this Agreement shall be effective unless expressly made in a signed writing, which writing shall not be an e- mail.

9.6. Severability. If any provision of this Agreement or a Schedule are held by a court of competent jurisdiction to be unenforceable or invalid in any respect, such unenforceability or invalidity shall not affect any other provision, and this Agreement or such Schedule shall then be construed as if such unenforceable or invalid provisions had never been part thereof.

9.7. Headings. The captions are included for convenience only and shall not affect the meaning or interpretation of the terms of this Agreement or a Schedule.

9.8. Survival. All representations and warranties, and all commitments: (i) to indemnify, defend, hold harmless, or (ii) relating to confidentiality, limitations on liability, rights and obligations upon termination, and jurisdiction, and any other provision by its nature that is meant to survive shall survive any termination of these this Agreement.

9.9. Assignment. This Agreement or any Schedule shall not be assigned by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld. Any assignment or delegation made without the appropriate express written approval as required herein shall be null and void. Nothing in this Agreement or a Schedule is intended to confer any benefit on any third party (whether referred to herein by name, class, description, or otherwise) or any right to enforce a term of this Agreement or such Schedule.

9.10. Entire Agreement. This Agreement, including any Exhibits, and any Schedule evidence the entire agreement and understanding between Mastercard and Client with respect to the transactions contemplated in such Schedule and supersedes all prior agreements, representations, statements, negotiations and undertakings between the Parties, whether oral or written, concerning such transactions, except in respect of any fraudulent misrepresentations made by either Party.

9.11 Governing Law; Venue. This Agreement and all Schedules and the respective rights and obligations of the Parties shall be governed by the laws of Brazil without reference to its conflict-of-laws or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction. The parties hereof elect the courts of the City of São Paul, State of São Paulo, as courts to have jurisdiction to adjudicate disputes arising from the execution of this instrument, waiving any other jurisdiction, however privileged it may be.

9.12. Remedies. Unless otherwise expressly provided herein, any remedies stated herein are non-exclusive. In addition to these remedies, the Parties shall be entitled to pursue any other remedies that they may have at law or in equity.

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